UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2021

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On March 25, 2021, Madison Square Garden Entertainment Corp., a Delaware corporation (“MSG Entertainment”), MSG Networks Inc., a Delaware corporation (“MSG Networks”), and Broadway Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of MSG Entertainment (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The board of directors of MSG Entertainment (“MSGE Board”) approved, adopted and declared advisable the Merger Agreement upon the recommendation of a special committee of independent directors of the MSGE Board (“MSGE Special Committee”).

The Merger.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into MSG Networks (the “Merger”), with MSG Networks surviving the Merger as a wholly-owned direct subsidiary of MSG Entertainment. Subject to the terms and conditions of the Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), each holder of record of a share of Class A common stock, par value $0.01 per share, of MSG Networks (“MSGN Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain excluded shares, will be converted into the right to receive a number of shares of Class A common stock, par value $0.01 per share, of MSG Entertainment (“MSGE Class A Common Stock”) equal to such number of shares of MSGN Class A Common Stock held immediately prior to the Effective Time multiplied by 0.172, with such number rounded up to the next whole share (such number of shares of MSGE Class A Common Stock, the “Class A Merger Consideration”), and each holder of record of a share of Class B common stock, par value $0.01 per share, of MSG Networks (“MSGN Class B Common Stock” and, together with MSGN Class A Common Stock, the “MSGN Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain excluded shares, will be converted into the right to receive a number of shares of Class B common stock, par value $0.01 per share, of MSG Entertainment (“MSGE Class B Common Stock” and, together with the MSGE Class A Common Stock, the “MSGE Common Stock”) equal to such number of shares of MSGN Class B Common Stock held immediately prior to the Effective Time multiplied by 0.172, with such number rounded up to the next whole share (such number of shares of MSGE Class B Common Stock, the “Class B Merger Consideration”).

Conditions to the Merger.

The consummation of the Merger is subject to certain conditions, including: (i) adoption of the Merger Agreement by the holders of a majority of the voting power of the outstanding MSGN Common Stock, voting together as a single class; (ii) approval of the issuance by MSG Entertainment of the MSGE Common Stock to be issued in connection with the Merger (the “Share Issuance”) by (a) the holders of a majority of the total votes of the shares of MSGE Common Stock cast on the matter and (b), with respect to the issuance of shares of MSGE Class B Common Stock in the Share Issuance as Class B Merger Consideration, the holders of not less than 66 2/3% of the voting power of the outstanding shares of MSGE Class B Common Stock, voting separately as a class; (iii) the listing on the New York Stock Exchange of the MSGE Class A Common Stock issuable as Class A Merger Consideration; (iv) receipt of certain governmental and other approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (v) the absence of any law or order prohibiting the consummation of the Merger; (vi) the effectiveness of the registration statement on Form S-4 to register the MSGE Class A Common Stock to be issued as Class A Merger Consideration in the Merger; (vii) the accuracy of the representation and warranties of the parties (subject to customary materiality qualifiers); (viii) each party’s performance in all material respects of its obligations contained in the Merger Agreement; (ix) the absence of any material adverse effect (as defined in the Merger Agreement) on MSG Entertainment or MSG Networks since the date of the Merger Agreement; and (x) the receipt by each party from the other party of a required tax representation letter to the extent required by the Merger Agreement.

Termination Rights.

The Merger Agreement contains certain customary termination rights for MSG Entertainment and MSG Networks, including, without limitation, if the Merger is not consummated on or before December 20, 2021 (the “Outside Date”). Upon the termination of the Merger Agreement under specified circumstances, including (i) a change in the recommendation of the MSGE Board (or the MSGE Special Committee) or the board of directors (or special committee of the board of directors) of MSG Networks or (ii) the termination by MSG Entertainment or MSG Networks in order to accept a superior proposal (as defined in the Merger Agreement) with respect to an alternative transaction, MSG Networks will be required to pay MSG Entertainment a termination fee of $18,900,000 or MSG Entertainment will be required to pay MSG Networks a termination fee of $21,200,000, respectively.

Representations, Warranties and Covenants.

MSG Entertainment, MSG Networks and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement, including covenants not to solicit alternative transactions and, subject to certain exceptions, not to participate in discussions or negotiations regarding, or furnish non-public information in connection with, a proposal or offer with respect to an alternative transaction. Until the Effective Time, each of MSG Entertainment, MSG Networks and Merger Sub has agreed to operate its business in the ordinary course of business consistent with past practice in all material respects, subject to certain exceptions including in respect of COVID-19 measures and has agreed to certain other restrictive covenants.

The Merger Agreement also provides that, upon the closing of the Merger, a current director of MSG Networks elected by the holders of MSGN Class A Common Stock, to be designated by the MSGN Board, will be appointed as a director of MSG Entertainment elected by holders of MSGE Class A Common Stock. Such individual will be nominated for election to the MSGE Board as a director to be elected by holders of MSGE Class A Common Stock upon the expiration of his or her initial term of office.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about MSG Entertainment, MSG Networks or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by MSG Entertainment or MSG Networks. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K and Forms 10-Q filed and to be filed by MSG Entertainment or MSG Networks, the Form S-4 containing a joint proxy statement/prospectus to be filed by MSG Entertainment and MSG Networks in connection with the Merger, and other documents that the parties file with the Securities and Exchange Commission (“SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of MSG Entertainment, MSG Networks or any of their respective subsidiaries, affiliates or businesses.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Voting Agreements

On March 25, 2021, MSG Entertainment and the holders of all outstanding shares of MSGN Class B Common Stock (the “Principal MSGN Stockholders”) entered into a voting agreement (the “MSGN Voting Agreement”), to which MSG Networks is an intended third party beneficiary, pursuant to which the Principal MSGN Stockholders agreed, among other things and subject to the terms and conditions set forth in the MSGN Voting Agreement, to vote their shares of MSGN Common Stock in favor of the adoption of the Merger Agreement. In addition, MSG Networks and the holders of all outstanding shares of MSGE Class B Common Stock (the “Principal MSGE Stockholders”) entered into a voting agreement (the “MSGE Voting Agreement”), to which MSG Entertainment is an intended third party beneficiary, pursuant to which the Principal MSGE Stockholders agreed to vote their shares of MSGE Common Stock in favor of the approval of the Share Issuance.

The foregoing descriptions of the MSGN Voting Agreement and MSGE Voting Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the MSGN Voting Agreement and MSGE Voting Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed transaction between MSG Entertainment and MSG Networks. In connection with the proposed transaction, MSG Entertainment and MSG Networks intend to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of MSG Entertainment and MSG Networks that also constitutes a prospectus of MSG Entertainment. MSG Entertainment and MSG Networks may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus, Form S-4 or any other document which MSG Entertainment or MSG Networks may file with the SEC. INVESTORS AND SECURITY HOLDERS OF MSG ENTERTAINMENT AND MSG NETWORKS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by MSG Entertainment and MSG Networks from the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by MSG Entertainment will be made available free of charge on MSG Entertainment’s investor relations website at http://investor.msgentertainment.com. Copies of documents filed with the SEC by MSG Networks will be made available free of charge on MSG Networks’ investor relations website at http://investor.msgnetworks.com.

No Offer or Solicitation

This document is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

MSG Entertainment, MSG Networks and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MSG Entertainment and MSG Networks securities in respect of the proposed transaction under the rules of the SEC. Certain information regarding these directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Form S-4 and joint proxy statement/prospectus regarding the proposed transaction (when available) and other relevant materials to be filed with the SEC by MSG Entertainment and MSG Networks. Information regarding MSG Entertainment’s directors and executive officers is available in MSG Entertainment’s proxy statement relating to its 2020 annual meeting of stockholders filed with the SEC on October 27, 2020. Information regarding MSG Networks’ directors and executive officers is available in MSG Networks’ proxy statement relating to its 2020 annual meeting of stockholders filed with the SEC on October 21, 2020. These documents will be available free of charge from the sources indicated above.

Forward-Looking Statements

This document contains statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. However, the absence of these words does not mean that the statements are not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to, the following factors: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; MSG Entertainment’s and MSG Networks’ ability to effectively manage the impacts of the COVID-19 pandemic and the actions taken in response by governmental authorities and certain professional sports leagues; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with respect to the proposed transaction between MSG Entertainment and MSG Networks or otherwise cause the transaction not to occur; the risk that the conditions to the closing of the proposed transaction between MSG Entertainment and MSG Networks may not be satisfied or waived, including the risk that required approvals from the stockholders of MSG Entertainment and MSG Networks, regulatory clearances and other approvals are not obtained; the risk that the anticipated tax treatment of the proposed transaction between MSG Entertainment and MSG Networks is not obtained; potential litigation relating to the proposed transaction between MSG Entertainment and MSG Networks; uncertainties as to the timing of the consummation of the proposed transaction between MSG Entertainment and MSG Networks; the risk that the proposed transaction disrupts the current business plans and operations of MSG Entertainment or MSG Networks; the ability of MSG Entertainment and MSG Networks to retain and hire key personnel; unexpected costs, charges or expenses resulting from the proposed transaction; potential adverse reactions or changes to the business relationships of MSG Entertainment and MSG Networks resulting from the announcement, pendency or completion of the proposed transaction; financial community and rating agency perceptions of each of MSG Entertainment and MSG Networks and its business, operations, financial condition and the industry in which it operates; and the potential impact of general economic, political and market factors on MSG Entertainment and MSG Networks or the proposed transaction. These risks, as well as other risks associated with the proposed transaction between MSG Entertainment and MSG Networks, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors.

In addition, future performance and actual results are subject to other risks and uncertainties that relate more broadly to MSG Entertainment’s and MSG Networks’ overall business and financial condition, including those more fully described in MSG Entertainment’s and MSG Networks’ filings with the SEC including their respective Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other SEC filings, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Forward-looking statements speak only as of the date made, and MSG Entertainment and MSG Networks each disclaim any obligation to update or revise any forward-looking statements except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 25, 2021, by and among MSG Entertainment, MSG Networks and Merger Sub.*

10.1	MSG Networks Voting and Support Agreement, dated as of March 25, 2021, by and among MSG Entertainment and certain stockholders of MSG Networks that are signatories thereto.

10.2	MSG Entertainment Voting and Support Agreement, dated as of March 25, 2021, by and among MSG Networks and certain stockholders of MSG Entertainment that are signatories thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Andrew Lustgarten
Name:	Andrew Lustgarten
Title:	President

Dated: March 26, 2021